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                                                                    EXHIBIT 23.3

                          CONSENT OF ELMS, FARIS & CO., P.C.


The Board of Directors
Costilla Energy, Inc.

We consent to the use of our reports incorporated herein by reference.





                              ELMS, FARIS & CO., P.C.


Dallas, Texas
November 12, 1996